DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Q4 Earnings Presentation January 27 | 2022 Exhibit 99.2

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 2 On the call Presenter Topic Bob Rivers Opening Remarks Chief Executive Officer & Chair of the Board Jim Fitzgerald FinancialsChief Administrative Officer, Chief Financial Officer & Treasurer

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 3 Forward-looking statements This presentation contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. Certain factors that could cause actual results to differ materially from expected results include developments in the Company’s market relating to the COVID-19 pandemic, including the severity and duration of the associated economic slowdown, adverse developments in the level and direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for loan losses, increased competitive pressures, changes in the interest rate environment, risks that revenue or expense synergies or the other expected benefits of the Company's merger with Century ("Transaction") may not fully materialize for the Company in the timeframe expected or at all, or may be more costly to achieve; that the Company is unable to successfully implement integration strategies; reputational risks and the reaction of customers to the Transaction; and diversion of management time on Transaction-related issues, as well as general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiary Eastern Bank are engaged, including inflation, interest rates, interest rate sensitivity and liquidity, including the effect of, and changes in, monetary and fiscal policies and laws, such as the interest rate policies of the Board of Governors of the Federal Reserve System; market and monetary fluctuations, including fluctuations due to actual or anticipated changes to federal tax laws; and credit quality, including adverse developments in local or regional real estate markets that decrease collateral values associated with existing loans and the failure of the Company to execute all of its planned share repurchases. For further discussion of such factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Further, given the ongoing and dynamic nature of the COVID-19 pandemic, it is difficult to predict what continued effects the COVID-19 pandemic will have on the Company's business and results of operations. The COVID-19 pandemic and the related local and national economic disruption may result in a continued decline in demand for the Company's products and services; increased levels of loan delinquencies, problem assets and foreclosures; an increase in the Company's allowance for loan losses; a decline in the value of loan collateral, including real estate; reduced demand for office space in our markets due to remote and/or hybrid work arrangements; a greater decline in the yield on the Company's interest-earning assets than the decline in the cost of the Company's interest-bearing liabilities; and increased cybersecurity risks, as employees continue to work remotely. Accordingly, you should not place undue reliance on forward-looking statements, which reflect the Company's expectations only as of the date of this presentation. The Company does not undertake any obligation to update forward-looking statements.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 4 Non-GAAP financial measures used in this presentation are denoted by an asterisk. A non-GAAP financial measure is defined as a numerical measure of the Company’s historical or future financial performance, financial position or cash flows that excludes (or includes) amounts, or is subject to adjustments that have the effect of excluding (or including) amounts that are included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) in the Company’s statement of income, balance sheet or statement of cash flows (or equivalent statements). The Company presents non-GAAP financial measures, which management uses to evaluate the Company’s performance, and which exclude the effects of certain transactions that management believes are unrelated to its core business and are therefore not necessarily indicative of its current performance or financial position. Management believes excluding these items facilitates greater visibility for investors into the Company’s core businesses as well as underlying trends that may, to some extent, be obscured by inclusion of such items in the corresponding GAAP financial measures. There are items in the Company’s financial statements that impact its financial results, but which management believes are unrelated to the Company’s core business. Accordingly, the Company presents noninterest income on an operating basis, total operating revenue, noninterest expense on an operating basis, operating net income, operating earnings per share, operating return on average assets, operating return on average shareholders’ equity, the operating efficiency ratio, and the ratio of noninterest income to total revenue on an operating basis. Each of these figures excludes the impact of such applicable items because management believes such exclusion can provide greater visibility into the Company’s core business and underlying trends. Such items that management does not consider to be core to the Company’s business include (i) income and expenses from investments held in rabbi trusts, (ii) gains and losses on sales of securities available for sale, net, (iii) gains and losses on the sale of other assets, (iv) rabbi trust employee benefits, (v) impairment charges on tax credit investments and associated tax credit benefits, (vi) expenses indirectly associated with the Company’s initial public offering (“IPO”), (vii) other real estate owned (“OREO”) gains, (viii) merger and acquisition expenses, (ix) the stock donation to the Eastern Bank Foundation (“EBF”), formerly known as the Eastern Bank Charitable Foundation) in connection with the Company’s mutual-to-stock conversion and IPO, and (x) settlement of putative consumer class action litigation matters related to overdraft and non-sufficient funds fees, and associated settlement expenses. The Company does not provide an outlook for its total noninterest income and total noninterest expense because each contains income or expense components, as applicable, such as income associated with rabbi trust accounts and rabbi trust employee benefit expense, which are market-driven, and over which the Company cannot exercise control. Accordingly, reconciliations of the Company’s outlook for its noninterest income on an operating basis and its noninterest expense on an operating basis to an outlook for total noninterest income and total noninterest expense, respectively, cannot be made available without unreasonable effort. Management also presents the Company’s core net interest margin which excludes the impact of items management determines as being one-time in nature or not indicative of its core operating results. Such items include the impact of excess liquidity in the form of excess cash volume, Small Business Administration ("SBA") Paycheck Protection Program ("PPP") loans originated in response to the COVID-19 pandemic, and material purchase accounting adjustments. Similarly, management presents certain asset quality metrics excluding PPP loans which it does not consider to be part of the Company’s core portfolios. These metrics include the ratio of total nonperforming loans to total loans excluding PPP loans, the ratio of the allowance for loan losses to total loans excluding PPP loans, and the ratio of annualized net charge-offs to average total loans excluding PPP loans. The Company does not provide an outlook for its ratio of the allowance for loan losses to total loans because it contains components, such as the volume of PPP loans which is market-driven, over which the Company cannot exercise control. Accordingly, a reconciliation of the Company’s outlook for its ratio of the allowance for loan losses to total loans to an outlook for its ratio of the allowance for loan losses to total loans excluding PPP loans cannot be made available without unreasonable effort. The Company does not provide an outlook for its ratio of annualized net charge-offs to average total loans because it contains components, such as the volume PPP loans which is market- driven, over which the Company cannot exercise control. Accordingly, a reconciliation of the Company’s outlook for its ratio of annualized net charge-offs to average total loans to an outlook for its ratio of annualized net charge-offs to average total loans excluding PPP loans cannot be made available without unreasonable effort. The Company anticipates that the vast majority of its PPP loans outstanding at December 31, 2021 will be forgiven, and to the extent not forgiven, a PPP loan is intended to be 100% guaranteed by the SBA. Management also presents tangible assets, tangible shareholders’ equity, tangible book value per share, and the ratio of tangible shareholders’ equity to tangible assets, each of which excludes the impact of goodwill and other intangible assets, as management believes these financial measures provide investors with the ability to further assess the Company’s performance, identify trends in its core business and provide a comparison of its capital adequacy to other companies. The Company included the tangible ratios because management believes that investors may find it useful to have access to the same analytical tools used by management to assess performance and identify trends. These non-GAAP financial measures presented in this presentation should not be considered an alternative or substitute for financial results or measures determined in accordance with GAAP or as an indication of the Company’s cash flows from operating activities, a measure of its liquidity position or an indication of funds available for its cash needs. An item which management considers to be non-core and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular period. In addition, management’s methodology for calculating non-GAAP financial measures may differ from the methodologies employed by other banking companies to calculate the same or similar performance measures, and accordingly, the Company’s reported non-GAAP financial measures may not be comparable to the same or similar performance measures reported by other banking companies. Please refer to Appendices A-E for a reconciliations of the Company's GAAP financial measures to the non-GAAP financial measures in this presentation. Non-GAAP financial measures

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 5 Q4 2021 financial highlights ■ On November 12, 2021, the Company completed its merger with Century Bancorp, Inc. ("Century"), adding approximately $7 billion of total assets, $3 billion of total loans and $6 billion of total deposits. A full system conversion was successfully completed prior to the open of business on November 15, 2021. ■ Organic loan growth, excluding Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”) loans, was $133.6 million, or 6% on an annualized basis. Organic commercial loan growth, excluding PPP loans, was $115.4 million, or 7% on an annualized basis. ■ An improving economic outlook coupled with strong asset quality led to a $4.3 million release of allowance for loan losses. ■ The Company recorded a tax benefit of $2.9 million in the fourth quarter, compared to expense of $11.3 million in the prior quarter, a decrease of $14.2 million primarily attributable to an $11.3 million release of the deferred tax valuation allowance recorded in connection with the Company’s fourth quarter 2020 donation of stock to the Eastern Bank Foundation (“EBF”) in connection with the Company’s initial public offering. ■ The Board of Directors has approved a 25% increase in the quarterly dividend to $0.10 per share for the first quarter. ■ The Company repurchased 1,135,878 shares of its common stock during the fourth quarter of 2021 at a weighted average price of $20.42, excluding commissions, representing a total market value of $23.2 million. *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Presented on an annualized basis. Key Metrics Highlights $0.10 per share Dividend declared $35.1 million Net income $44.9 million Operating net income* $0.20 $0.26 Diluted EPS Diluted operating EPS* $18.28 $14.80 BV/Share TBV/Share* 2.54% 0.06% NIM1 Cost of deposits1 29% 0.05% Fee income ratio NCOs / avg. loans1

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 6 ■ Net income was $35.1 million in the fourth quarter. Excluding certain non- recurring items, operating net income* was $44.9 million. ■ Net interest income was $122.4 million in the fourth quarter, an increase of $19.7 million, primarily due to increased average earning assets as a result of the Century merger and higher SBA PPP fee accretion. ■ Noninterest expense was $143.6 million and $110.3 million on an operating* basis primarily due to expenses associated with the Century merger totaling $30.7 million. ■ Release of allowance for loan losses of $4.3 million for the fourth quarter. ■ A tax benefit of $2.9 million was recorded in the fourth quarter, compared to expense of $11.3 million in the prior quarter. $ in millions, except per share amounts Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Net interest income $ 122.4 $ 102.7 $ 104.6 $ 100.1 $ 103.6 Noninterest income 49.0 43.2 45.7 55.2 49.6 Total revenue 171.4 145.9 150.3 155.3 153.2 Noninterest expense 143.6 99.0 107.3 94.0 199.2 Pre-tax, pre-provision income (loss) 27.8 46.9 43.0 61.3 (45.9) (Release of) provision for loan losses (4.3) (1.5) (3.3) (0.6) 0.9 Pre-tax income (loss) 32.2 48.4 46.3 61.8 (46.8) Income tax (benefit) expense (2.9) 11.3 11.5 14.1 (2.7) Net income (loss) $ 35.1 $ 37.1 $ 34.8 $ 47.7 $ (44.1) Operating net income* $ 44.9 $ 37.4 $ 37.1 $ 46.5 $ 31.6 EPS $ 0.20 $ 0.22 $ 0.20 $ 0.28 $ (0.26) Operating EPS* $ 0.26 $ 0.22 $ 0.22 $ 0.27 $ 0.18 ROA1 0.67% 0.84% 0.83% 1.19% (1.11) % Operating ROA*1 0.86% 0.86% 0.89% 1.15% 0.79 % Efficiency ratio 83.76% 67.83% 71.39% 60.56% 129.97 % Operating efficiency ratio* 65.21% 66.14% 67.78% 60.22% 68.33% *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Presented on an annualized basis. Income statement

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 7 Net interest income, net interest margin, and core net interest margin*1 Average interest earning assets composition $104,965 $101,388 $105,877 $104,007 $124,648 2.84% 2.71% 2.69% 2.53% 2.54% 2.89% 2.80% 2.63% 2.45% NII - FTE* NIM - FTE NIM - FTE Core* Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 ■ Net interest income1 increased in the fourth quarter by $20.6 million, driven primarily by increased average earning assets as a result of the Century merger and higher PPP fee accretion. ■ Average interest earning assets increased $3.2 billion reflective of a half quarter as a combined entity with Century. ■ PPP fees recognized2 were $10.8 million in the fourth quarter compared to $5.9 million in the prior quarter. ■ Net interest margin benefited from increased PPP fee accretion but continued to be pressured by the low interest rate environment and excess liquidity. The core net interest margin*1 demonstrates the impact of excess cash and the PPP program. Net interest margin trends $14,715 $15,189 $15,759 $16,282 $19,484 8,721 8,685 8,723 8,879 10,526 1,076 1,132 1,074 649 4202,628 3,632 4,345 5,250 7,3372,291 1,741 1,618 1,504 1,201 Cash & other S.T. investments Investments SBA PPP Loans Net loans, excl. PPP Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $ in thousands $ in millions *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Presented on a fully tax equivalent (FTE) basis. 2SBA fee accretion, net of deferred cost amortization

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 8 69% 15% 4% 4% 2% 6% Net interest income Insurance commissions Deposit service charges Trust & investment advisory fees Debit card processing fees Other Noninterest income Noninterest income Fee income provides diverse revenue streams $623.0 mm 2021 revenue Noninterest income 31% $49.6 $55.2 $45.7 $43.2 $49.0$44.1 $52.2 $41.5 $43.0 $44.5 Noninterest income Operating noninterest income* Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $ in millions *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. $ millions Q4 2021 Q3 2021 Q4 2020 QoQ YoY Insurance commissions 20.9 22.0 22.4 (5) % (7) % Deposit service charges 7.3 5.9 6.0 22% 20 % Trust & investment advisory fees 6.5 6.3 5.5 4% 19 % Debit card processing fees 3.2 3.0 2.7 5% 15 % Other 11.1 6.0 12.9 85% (14) % Total noninterest income $ 49.0 $ 43.2 $ 49.6 13% (1) %

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 9 Noninterest expense Noninterest expense1 2021 noninterest expense $ in millions 67% 11% 9% 6% 7% Salaries & benefits Data processing Occupancy & equipment Professional services Other $444.0 mm 2021 noninterest expense *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Q4 '20 figures exclude EBF stock donation expense of $91.3 million. $107.9 $94.0 $107.3 $99.0 $143.6 $101.8 $92.5 $99.9 $97.2 $110.3 Noninterest expense Operating noninterest expense* Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 * $ millions Q4 2021 Q3 2021 Q4 2020 QoQ YoY Salaries & benefits 96.4 66.2 70.3 45% 37 % Data processing 12.9 12.2 11.4 6% 14 % Occupancy & equipment 16.2 8.0 8.2 103% 98 % Professional services 9.9 4.0 5.3 145% 86 % Other 8.2 8.6 12.7 (5) % (35) % Total noninterest expense $ 143.6 $ 99.0 $ 107.9 45% (28) %

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 10 Linked Quarter (LQ) Year Over Year (YoY) $ in millions 12/31/2021 9/30/2021 $ % 12/31/2020 $ % Cash and cash equivalents $ 1,232 $ 1,252 $ (20) (2) % $ 2,054 $ (822) (40) % Securities 8,511 5,689 2,822 50% 3,184 5,327 167 % Loans held for sale 1 2 (1) (50) % 1 — — % Total loans 12,282 9,505 2,777 29% 9,731 2,551 26 % Allowance for loan losses (98) (103) 5 (5) % (113) 15 (13) % Deferred & unearned (27) (23) (4) 17% (24) (3) 13 % Net Loans 12,157 9,378 2,779 30% 9,594 2,563 27 % Goodwill & intangibles 650 380 270 71% 377 273 72 % Other assets 961 760 201 26% 754 207 27 % Total Assets $ 23,512 $ 17,461 $ 6,051 35% $ 15,964 7,548 47 % Deposits $ 19,628 $ 13,650 $ 5,978 44% $ 12,156 $ 7,472 61 % Borrowings 34 30 4 13% 28 6 21 % Other liabilities 444 352 92 26% 352 92 26 % Total Liabilities 20,106 14,032 6,074 43% 12,536 7,570 60 % Shareholders' Equity 3,406 3,429 (23) (1) % 3,428 (22) (1) % Total Liabilities & Equity $ 23,512 $ 17,461 $ 6,051 35% $ 15,964 7,548 47 % Equity / assets 14.5% 19.6% 21.5 % Tangible equity / tangible assets* 12.1% 17.9% 19.6% ■ Total assets were $23.5 billion at December 31, 2021 compared to $17.5 billion at end of the prior quarter, increasing $6.1 billion primarily due to the Century merger. ■ Total loans increased $2.8 billion including $2.9 billion of acquired loans and $133.6 million in non-PPP organic loan growth1 offset by PPP forgiveness of $276.3 million. ■ Securities increased $2.8 billion to $8.5 billion due primarily to the Century merger. ■ Deposits increased $6.0 billion to $19.6 billion driven by $6.1 billion of acquired deposits. ■ Shareholders' equity decreased by $23 million from the prior quarter, as the increase in retained earnings was more than offset by other reductions in capital. Balance sheet *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Please see Appendix G for more information on organic loan growth and the impact of the Century merger.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 11 $5.2 $5.8 $6.4 $6.9 $9.7 $2.1 $1.9 $1.6 $1.3 $1.2 $3.2 $4.0 $4.8 $5.7 $8.5 Cash and cash equivalents AFS securities Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Securities portfolio Investment composition1 $ in billions Liquidity growth and deployment Investment yield ■ Growth in the fourth quarter was due to the Century merger. ■ The portfolio yield as of December 31, 2021 was approximately 1.4% with an average duration of 4 years. ■ 65% of the Company's portfolio is concentrated in Government sponsored residential mortgage-backed securities. 65% 17% 14% 1% 3% 0% Agency RMBS Agency CMBS Agency bonds Treasuries Munis SBA pools Other 1.66% 1.40% 1.36% 1.26% 1.28% Yield Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 1As of December 31, 2021

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 12 ■ Average deposits of $17.0 billion in the fourth quarter reflect the partial quarter impact of Century. ■ Period end deposits were $19.6 billion, an increase of $6.0 billion. The Century merger added $6.1 billion in total deposits which was partially offset by declines of $121.5 million due to post-acquisition deposit attrition in higher rate categories and a seasonal decline in municipal deposit balances. ■ Total deposits mix remained strong with 60% of total deposits in checking products. Stable deposit growth Low cost of deposits2High quality deposit portfolio1 37% 23% 28% 11% 2% DDA DDAWI MMDA Sav CD $12,312 $12,508 $13,053 $13,596 $16,989 Avg. Total Deposits Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 0.03% 0.03% 0.03% 0.02% 0.06% 0.06% 0.06% 0.05% 0.04% 0.09% Total Deposit Cost I.B. Deposit Cost Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Deposits $ in millions 1As of December 31, 2021; 2Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 13 40% 60% Within one month Beyond one month ■ Total loans were $12.3 billion at the end of the fourth quarter, an increase of $2.8 billion: ■ The Century merger added $2.9 billion in total loans. ■ PPP loans totaling $276.3 million were forgiven by the SBA or otherwise paid down. ■ Organic loan growth2 (excluding Century and PPP loans) was $133.6 million. ■ Well positioned for rising rates with 40% of total loans repricing within one month. Loan composition Repricing characteristics1 $9,731 $9,916 $9,621 $9,505 $12,282 6,187 6,188 6,268 6,412 8,709 1,026 1,238 826 534 331 1,371 1,407 1,457 1,491 1,927 868 832 835 849 1,100 Total commercial excl. PPP PPP loans Residential real estate Consumer home equity Other consumer Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Historical composition $ in millions 1Reflects percentages of the Company's loan composition, calculated as the sum of loan balances expected to reprice or mature plus the sum of estimated prepayment and contractual amortization cash flows. 2Please see Appendix G for more information on organic loan growth and the impact of the Century merger.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 14 Accommodation & food services 25.6% Construction 13.3% Health care & social assistance 10.5% Professional, scientific & technical services 8.6% Other services 10.9% Manufacturing 5.3% Retail trade 4.0% Administrative & support 5.2% Wholesale trade 2.9% Transportation & warehousing 3.9% Arts, entertainment & recreation 3.0% All other 6.9% PPP update1 Eastern Originations ($mm) Loans originated # Original balance3 Current balance3 SBA fees1,4 received total SBA fees1,4 recognized (as of 12/31/21) SBA fees1,4 not yet recognized Typical loan term (months) 2020 PPP originations2 8,902 $ 1,167.1 $ 12.7 $ 37.2 $ 37.2 $ 0.1 24 2021 PPP originations2 6,628 $ 543.2 $ 254.7 $ 28.7 $ 18.2 $ 10.5 60 Total 15,530 $ 1,710.3 $ 267.4 $ 65.9 $ 55.4 $ 10.6 Industry segments ■ Eastern originated 15,530 loans totaling $1.7 billion under the PPP in 2020 and 2021 combined. ■ Eastern acquired PPP loans from Century totaling $73.7 million in unpaid principal balances. ■ As of December 31, 2021, Eastern had $331.4 million in PPP loan balances still outstanding, inclusive of remaining acquired Century PPP loan balances. ■ $55.4 million of SBA PPP fees have been recognized, with $10.6 million yet to be recognized as of December 31, 2021. Overview $331.4mm 1In connection with the Century acquisition, Eastern acquired PPP loans with a remaining unpaid principal balance of $73.7 million. In accordance with purchase accounting requirements, any remaining unearned fees from the SBA and unamortized direct loan origination costs associated with these loans were written off to goodwill as part of the purchase price allocation. The total discount on these loans was $1.1 million, of which $0.1 million had accreted into income during the year ended December 31, 2021; 2Excludes acquired PPP loans;3Loan principal balances; 4Not inclusive of deferred origination costs which range between $500- $600 per loan amortized through interest income over the life of the loan.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 15 Net charge-offs (NCOs) / Avg. loans (excl. PPP loans)*1 Non-performing loans (NPLs) Allowance / Total loans (excl. PPP loans)* & NPLs 0.15% 0.06% 0.10% 0.03% 0.05% NCOs / Avg. loans (excl. PPP loans)* (1) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 1.30% 1.28% 1.20% 1.15% 0.82% 261.33% 252.72% 253.74% 245.77% 279.53% Allowance / Total loans (excl. PPP loans)* Allowance / NPLs Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $43.3 $44.0 $41.6 $42.1 $35.0 Consumer Residential Commercial Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 ■ The allowance for loan losses was $97.8 million at December 31, 2021, or 0.82% of total loans (excluding PPP loans)* and 280% of non-performing loans. ■ Non-performing loans were $35.0 million at December 31, 2021 compared to $42.1 million at the end of the prior quarter. ■ Net charge-offs continued to be low, totaling 0.05%1 of average total loans (excluding PPP loans)* in the fourth quarter compared to 0.03%1 in the prior quarter. ■ Release of allowance for loan losses of $4.3 million for the fourth quarter. Asset quality *Non-GAAP Financial Measure. Please refer to Appendices A-E for the applicable reconciliation. 1Presented on an annualized basis. $ in millions

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 16 Outlook update Updated interest rate forecast includes three 0.25% hikes in the federal funds rate in 2022. *Non-GAAP Financial Measure. See slide 4 for additional information. 1Assumes no change to corporate tax rates. Category Management's Outlook Net interest income 2022 is expected to be $505 to $520 million with the impact of higher rates in the 3rd and 4th quarters. Operating noninterest income* No change to prior outlook. Operating noninterest expense* No change to prior outlook. Effective tax rate1 20 to 21% CECL The Company adopted CECL effective January 1, 2022. The day 1 CECL adjustment is estimated to have a dilutive impact of $0.10 - $0.15 on TBV/share. Sale of cannabis deposits Sale of approximately $500 million of deposits anticipated in Q2. Share repurchases Anticipate repurchases to offset dilution from 2021 and 2022 equity plan grants. Additional repurchases will be based on market conditions.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Appendix

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 18 Appendix A: Reconciliation of non-GAAP earnings metrics (1) The net tax benefit (expense) associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying our combined statutory tax rate only to those items included in net taxable income. The Q4 2020 net tax benefit amount reflects the impact of the $12.0 million valuation allowance associated with the stock donation to the Eastern Bank Foundation. The Q4 2021 net tax benefit amount reflects the impact of the release of $11.3 million of the $12.0 million valuation allowance associated with the stock donation to the Eastern Bank Foundation. (2) Shares held by the Company’s ESOP that have not been allocated to employees in accordance with the terms of the ESOP are not deemed outstanding for earnings per share calculations. Three Months Ended (Unaudited, dollars in thousands, except share data) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Net income (GAAP) $ 35,087 $ 37,106 $ 34,809 $ 47,663 $ (44,062) Add: Noninterest income components: (Income) losses from investments held in rabbi trusts (4,444) 289 (4,216) (1,846) (5,535) Gains on sales of securities available for sale, net — (1) (1) (1,164) (3) Gains on sales of other assets (34) (490) (29) (18) (49) Noninterest expense components: Rabbi trust employee benefit expense (income) 2,519 (53) 2,063 986 2,838 Impairment charge (reversal) on tax credit investments 116 1,133 (1,419) — 3,189 Gain on sale of OREO — (87) — — (61) Merger and acquisition expenses 30,652 740 3,479 589 90 Settlement and expenses for putative consumer class action matters — — 3,325 — — Stock donation to the EBF — — — — 91,287 Total impact of non-GAAP adjustments 28,809 1,531 3,202 (1,453) 91,756 Less net tax benefit (expense) associated with non-GAAP adjustments (1) 19,036 1,246 914 (327) 16,082 Non-GAAP adjustments, net of tax $ 9,773 $ 285 $ 2,288 $ (1,126) $ 75,674 Operating net income (non-GAAP) $ 44,860 $ 37,391 $ 37,097 $ 46,537 $ 31,612 Weighted average common shares outstanding during the period (2): Basic 172,246,799 172,298,615 172,173,707 172,049,044 171,812,535 Diluted 172,481,829 172,298,615 172,173,707 172,049,044 171,812,535 Earnings (loss) per share, basic $ 0.20 $ 0.22 $ 0.20 $ 0.28 $ (0.26) Earnings (loss) per share, diluted $ 0.20 $ 0.22 $ 0.20 $ 0.28 $ (0.26) Operating earnings per share, basic (non-GAAP) $ 0.26 $ 0.22 $ 0.22 $ 0.27 $ 0.18 Operating earnings per share, diluted (non-GAAP) $ 0.26 $ 0.22 $ 0.22 $ 0.27 $ 0.18

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 19 Appendix A: Reconciliation of non-GAAP earnings metrics continued Three Months Ended (Unaudited, dollars in thousands, except share data) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Return on average assets (3) 0.67% 0.84% 0.83% 1.19% (1.11) % Add: (Income) losses from investments held in rabbi trusts (3) (0.08) % 0.01% (0.10) % (0.05) % (0.14) % Gains on sales of securities available for sale, net (3) — % — % — % (0.03) % — % Gains on sales of other assets (3) — % (0.01) % — % — % — % Rabbi trust employee benefit expense (income) (3) 0.05% — % 0.05% 0.02% 0.07 % Impairment charge (reversal) on tax credit investments (3) — % 0.03% (0.03) % — % 0.08 % Gain on sale of OREO (3) — % — % — % — % — % Merger and acquisition expenses (3) 0.58% 0.02% 0.08% 0.01% — % Settlement and expenses for putative consumer class action matters (3) — % — % 0.08% — % — % Stock donation to the EBF (3) — % — % — % — % 2.29 % Less net tax benefit (expense) associated with non-GAAP adjustments (1) (3) 0.36% 0.03% 0.02% (0.01) % 0.40 % Operating return on average assets (non-GAAP) (3) 0.86% 0.86% 0.89% 1.15% 0.79 % Return on average shareholders' equity (3) 4.07% 4.27% 4.10% 5.66% (5.61) % Add: (Income) losses from investments held in rabbi trusts (3) (0.52) % 0.03% (0.50) % (0.22) % (0.70) % Gains on sales of securities available for sale, net (3) — % — % — % (0.14) % — % Gains on sale of other assets (3) — % (0.06) % — % — % (0.01) % Rabbi trust employee benefit expense (income) (3) 0.29% (0.01) % 0.24% 0.12% 0.36 % Impairment charge (reversal) on tax credit investments (3) 0.01% 0.13% (0.17) % — % 0.41 % Gain on sale of OREO (3) — % (0.01) % — % — % (0.01) % Merger and acquisition expenses (3) 3.55% 0.09% 0.41% 0.07% 0.01 % Settlement and expenses for putative consumer class action matters (3) — % — % 0.39% — % — % Stock donation to the EBF (3) — % — % — % — % 11.62 % Less net tax benefit (expense) associated with non-GAAP adjustments (1) (3) 2.21% 0.14% 0.11% (0.04) % 2.05 % Operating return on average shareholders' equity (non-GAAP) (3) 5.19% 4.30% 4.36% 5.53% 4.02% (1) The net tax benefit (expense) associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying our combined statutory tax rate only to those items included in net taxable income. The Q4 2020 net tax benefit amount reflects the impact of the $12.0 million valuation allowance associated with the stock donation to the Eastern Bank Foundation. The Q4 2021 net tax benefit amount reflects the impact of the release of $11.3 million of the $12.0 million valuation allowance associated with the stock donation to the Eastern Bank Foundation. (3) Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 20 Appendix B: Reconciliation of non-GAAP operating revenues and expenses Three Months Ended (Unaudited, dollars in thousands) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Net interest income (GAAP) $ 122,437 $ 102,691 $ 104,608 $ 100,091 $ 103,608 Add: Tax-equivalent adjustment (non-GAAP) 2,211 1,316 1,269 1,297 1,357 Fully-taxable equivalent net interest income (non-GAAP) $ 124,648 $ 104,007 $ 105,877 $ 101,388 $ 104,965 Noninterest income (GAAP) $ 49,001 $ 43,209 $ 45,733 $ 55,212 $ 49,638 Less: Income (losses) from investments held in rabbi trusts 4,444 (289) 4,216 1,846 5,535 Gains on sales of securities available for sale, net — 1 1 1,164 3 Gains on sales of other assets 34 490 29 18 49 Noninterest income on an operating basis (non-GAAP) $ 44,523 $ 43,007 $ 41,487 $ 52,184 $ 44,051 Noninterest expense (GAAP) $ 143,602 $ 98,970 $ 107,335 $ 94,049 $ 199,169 Less: Rabbi trust employee benefit expense (income) 2,519 (53) 2,063 986 2,838 Impairment charge (reversal) on tax credit investments 116 1,133 (1,419) — 3,189 Gain on sale of OREO — (87) — — (61) Merger and acquisition expenses 30,652 740 3,479 589 90 Settlement and expenses for putative consumer class action matters — — 3,325 — — Stock donation to the EBF — — — — 91,287 Noninterest expense on an operating basis (non-GAAP) $ 110,315 $ 97,237 $ 99,887 $ 92,474 $ 101,826 Total revenue (GAAP) $ 171,438 $ 145,900 $ 150,341 $ 155,303 $ 153,246 Total operating revenue (non-GAAP) $ 169,171 $ 147,014 $ 147,364 $ 153,572 $ 149,016 Efficiency ratio (GAAP) 83.76% 67.83% 71.39% 60.56% 129.97 % Operating efficiency ratio (non-GAAP) 65.21% 66.14% 67.78% 60.22% 68.33 % Noninterest income / total revenue (GAAP) 28.58% 29.62% 30.42% 35.55% 32.39 % Noninterest income / total revenue on an operating basis (non-GAAP) 26.32% 29.25% 28.15% 33.98% 29.56%

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 21 Appendix C: Reconciliation of non-GAAP capital metrics As of Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 (Unaudited, dollars in thousands, except share data) Tangible shareholders' equity: Total shareholders' equity (GAAP) $ 3,406,352 $ 3,429,292 $ 3,430,622 $ 3,387,045 $ 3,428,052 Less: Goodwill and other intangibles 649,703 379,772 380,402 376,002 376,534 Tangible shareholders' equity (non-GAAP) 2,756,649 3,049,520 3,050,220 3,011,043 3,051,518 Tangible assets: Total assets (GAAP) 23,512,128 17,461,223 17,047,453 16,726,795 15,964,190 Less: Goodwill and other intangibles 649,703 379,772 380,402 376,002 376,534 Tangible assets (non-GAAP) $ 22,862,425 $ 17,081,451 $ 16,667,051 $ 16,350,793 $ 15,587,656 Shareholders' equity to assets ratio (GAAP) 14.5% 19.6% 20.1% 20.2% 21.5 % Tangible shareholders' equity to tangible assets ratio (non-GAAP) 12.1% 17.9% 18.3% 18.4% 19.6 % Common shares outstanding 186,305,332 186,758,154 186,758,154 186,758,154 186,758,154 Book value per share (GAAP) $ 18.28 $ 18.36 $ 18.37 $ 18.14 $ 18.36 Tangible book value per share (non-GAAP) $ 14.80 $ 16.33 $ 16.33 $ 16.12 $ 16.34

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 22 Appendix D: Reconciliation of non-GAAP credit metrics As of (Unaudited, dollars in thousands) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Total loans excluding PPP loans: Total loans (GAAP) (1) $ 12,255,068 $ 9,481,458 $ 9,591,336 $ 9,883,802 $ 9,706,989 Less: PPP loans (1) 321,215 514,018 799,964 1,210,598 1,007,487 Total loans excluding PPP loans (non-GAAP) $ 11,933,853 $ 8,967,440 $ 8,791,372 $ 8,673,204 $ 8,699,502 Total nonperforming loans (NPLs) (GAAP) $ 34,983 $ 42,071 $ 41,632 $ 43,954 $ 43,252 Total NPLs / total loans (GAAP) 0.29% 0.44% 0.43% 0.44% 0.45 % Total NPLs / total loans (excl. PPP loans) (non-GAAP) 0.29% 0.47% 0.47% 0.51% 0.50 % Allowance for loan losses (ALLL) (GAAP) $ 97,787 $ 103,398 $ 105,637 $ 111,080 $ 113,031 ALLL / total loans (GAAP) 0.80% 1.09% 1.10% 1.12% 1.16% ALLL / total loans (excl. PPP loans) (non-GAAP) 0.82% 1.15% 1.20% 1.28% 1.30% As of and for the three months ended (Unaudited, dollars in thousands) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Average total loans excluding PPP Loans: Average total loans (GAAP) $ 10,946,095 $ 9,528,522 $ 9,796,701 $ 9,816,788 $ 9,796,697 Less: Average PPP loans 419,894 649,443 1,073,688 1,131,516 1,076,155 Average total loans excluding PPP loans (non-GAAP) $ 10,526,201 $ 8,879,079 $ 8,723,013 $ 8,685,272 $ 8,720,542 Total net loans charged-off (NCOs) (GAAP) $ 1,293 $ 751 $ 2,143 $ 1,371 $ 3,301 NCOs / Average total loans (GAAP) (2) 0.05% 0.03% 0.09% 0.06% 0.13 % NCOs / Average total loans (excl. PPP loans) (non-GAAP) (2) 0.05% 0.03% 0.10% 0.06% 0.15% (1) Includes unamortized premiums, net of unearned discounts and deferred fees. (2) Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 23 Appendix E: Reconciliation of non-GAAP core margin As of and for the three months ended Dec 31, 2021 Sep 30, 2021 (Unaudited, dollars in thousands) Volume Interest Margin Impact (1) Volume Interest Margin Impact (1) Reported total average interest-earning assets, net interest income, and net interest margin (2) $ 19,484,101 $ 124,648 2.54% $ 16,282,183 $ 104,007 2.53 % Non-GAAP adjustments: PPP loan volume earning 1% (419,894) (1,060) 0.03% (649,443) (1,688) 0.06 % PPP loan fee accretion, net of deferred origination cost amortization — (10,755) (0.22) % — (5,913) (0.14) % Excess cash (3) (811,541) (307) 0.10% (1,178,275) (445) 0.19 % Core margin (Non-GAAP) (4) $ 18,252,666 $ 112,526 2.45% $ 14,454,465 $ 95,961 2.63 % Core margin change from prior quarter (0.18) % (0.17) % Jun 30, 2021 Mar 31, 2021 Volume Interest Margin Impact (1) Volume Interest Margin Impact (1) Reported total average interest-earning assets, net interest income, and net interest margin (2) $ 15,759,132 $ 105,877 2.69% $ 15,188,879 $ 101,388 2.71 % Non-GAAP adjustments: PPP loan volume earning 1% (1,073,688) (2,742) 0.12% (1,131,516) (2,887) 0.13 % PPP loan fee accretion, net of deferred origination cost amortization — (9,258) (0.24) % — (8,339) (0.22) % Excess cash (3) (1,302,558) (357) 0.23% (1,436,783) (354) 0.27 % Core margin (Non-GAAP) (4) $ 13,382,886 $ 93,520 2.80% $ 12,620,580 $ 89,808 2.89 % Core margin change from prior quarter (0.09) % (1) Presented on an annualized basis. (2) Presented on a fully taxable equivalent basis. (3) Consists of cash above 2% of average total earning assets at a yield of 0.15% for the three months ended December 31, 2021 and September 30, 2021, 0.11% for the three months ended June 30, 2021 and 0.10% for the three months ended March 31, 2021. (4) Core margin is the margin that results from the combined volume and interest adjustments taken together.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 24 Appendix F: COVID-19 related loan modifications Remaining COVID-19 Modifications as of June 30, 2021 (1) Remaining COVID-19 Modifications as of September 30, 2021 (1) Remaining COVID-19 Modifications as of December 31, 2021 (1) (Dollars in thousands) Remaining Modifications % of Total Loan Balance Remaining Modifications % of Total Loan Balance Remaining Modifications % of Total Loan Balance Portfolio Commercial and industrial $ 18,850 1.1% $ 4,548 0.3% $ 4,548 0.2 % Commercial real estate 113,301 3.0% 92,377 2.4% 93,519 2.1 % Commercial construction — — % — — % — — % Business banking 2,102 0.2% 2,164 0.2% 649 0.1 % Residential real estate 13,428 0.9% 9,947 0.7% 5,870 0.3 % Consumer home equity 1,124 0.1% 875 0.1% 1,365 0.1 % Other consumer 999 0.4% 685 0.3% 706 0.3 % Total $ 149,804 1.6% $ 110,596 1.2% $ 106,657 0.9% (1) Remaining COVID-19 modifications reflect those loans which underwent a modification and have not yet resumed payment. The Company defines a modified loan to have resumed payment if it is one month past the modification end date and not more than 30 days past due. These modifications with active deferrals met the criteria of either Section 4013 of the CARES Act or the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) and therefore are not deemed troubled debt restructurings.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 25 Appendix G: Organic loan growth (Unaudited, dollars in thousands) Dec 31, 2021 Sep 30, 2021 Century Acquired Balance (1) Organic  $ Organic  % Loans: Commercial and industrial $ 2,960,527 $ 1,652,447 $ 1,405,127 $ (97,047) (5.9) % Commercial real estate 4,522,513 3,825,186 606,139 91,188 2.4 % Commercial construction 222,328 243,146 2,647 (23,465) (9.7) % Business banking 1,334,694 1,225,538 240,703 (131,547) (10.7) % Total commercial loans 9,040,062 6,946,317 2,254,616 (160,871) (2.3) % Less: PPP loans 331,385 533,965 73,734 (276,314) (51.7) % Total commercial loans excl. PPP loans 8,708,677 6,412,352 2,180,882 115,443 1.8 % Residential real estate 1,926,810 1,491,269 418,119 17,422 1.2 % Consumer home equity 1,100,153 848,570 237,522 14,061 1.7 % Other consumer 214,485 218,406 9,429 (13,350) (6.1) % Total loans $ 12,281,510 $ 9,504,562 $ 2,919,686 $ (142,738) (1.5) % Less: PPP loans $ 331,385 $ 533,965 $ 73,734 $ (276,314) (51.7) % Total loans excl. PPP loans 11,950,125 8,970,597 2,845,952 133,576 1.5% (1) Unpaid principal balances at time of merger.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 26 Appendix H: Century merger & acquisition expenses Three months ended Twelve months ended (Unaudited, dollars in thousands) Dec 31, 2021 Salaries and employee benefits $ 15,942 $ 15,947 Office occupancy and equipment 7,112 7,198 Data processing 147 1,286 Professional services 5,699 9,223 Other 1,752 1,802 Total $ 30,652 $ 35,456

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 27 Appendix I: Tangible shareholders' equity roll forward As of Dec 31, 2021 change from Dec 31, 2021 Sep 30, 2021 Sep 30, 2021 (Unaudited, dollars in thousands, except per share amounts) Common stock $ 1,863 $ 1,868 $ (5) Additional paid in capital 1,835,241 1,857,165 (21,924) Unallocated ESOP common stock (142,709) (143,966) 1,257 Retained earnings 1,768,653 1,747,300 21,353 AOCI, net of tax - available for sale securities (58,586) (25,414) (33,172) AOCI, net of tax - pension (5,471) (19,975) 14,504 AOCI, net of tax - cash flow hedge 7,361 12,314 (4,953) Total shareholders' equity: $ 3,406,352 $ 3,429,292 $ (22,940) Less: Goodwill and other intangibles 649,703 379,772 269,931 Tangible shareholders' equity (non-GAAP) $ 2,756,649 $ 3,049,520 $ (292,871) Common shares outstanding 186,305,332 186,758,154 (452,822) Per share: Common stock $ 0.01 $ 0.01 $ — Additional paid in capital 9.85 9.94 (0.09) Unallocated ESOP common stock (0.77) (0.77) — Retained earnings 9.49 9.36 0.14 AOCI, net of tax - available for sale securities (0.31) (0.14) (0.18) AOCI, net of tax - pension (0.03) (0.11) 0.08 AOCI, net of tax - cash flow hedge 0.04 0.07 (0.03) Total shareholders' equity: $ 18.28 $ 18.36 $ (0.08) Less: Goodwill and other intangibles 3.49 2.03 1.45 Tangible shareholders' equity (non-GAAP) $ 14.80 $ 16.33 $ (1.53)